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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT October 25, 1999

                             Commission file number:
                                     0-22923

                           INTERNATIONAL ISOTOPES INC.
             (Exact name of registrant as specified in its charter)

         Texas                                            74-2763837
(State of incorporation)                    (IRS Employer Identification Number)

3100 Jim Christal Rd                                         76207
Denton, Texas                                              (Zip Code)
(Address of principal executive offices)

                                  940-484-9492
              (Registrant's telephone number, including area code)



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Item 5. Other Events - Issuance of Equity Securities.

PRIVATE PLACEMENT OF CONVERTIBLE REDEEMABLE PREFERRED STOCK AND WARRANTS PROVIDES $5,000,000.

On October 15, 1999, pursuant to the Securities Purchase Agreement dated May 18, 1999, the Company sold an additional 5,000 shares of its Series A 5% Convertible Redeemable Preferred Stock, $.01 par value per share, liquidating value $1,000 per share, and Warrants to purchase 205,000 shares of the Company's common stock, $.01 par value per share, for an aggregate price of $5,000,000. Net proceeds after commissions and dividend payment of November 15, 1999 was $4,597,000. The number of shares issuable is calculated by dividing the conversion price into the aggregate price of the preferred shares paid by the converting shareholder. The conversion price is subject to adjustments quarterly beginning in October 1999 to the average of a share of the Company's common stock for the ten days preceding the date of adjustment. The conversion price can never go below $7.00 or above $11.86 per share. As of October 15, 1999 the conversion price was set at the floor of $7.00 per share.

The Warrants grant the holders the right to purchase, at any time from October 15, 1999 until 5:30 P.M., central time, on October 15, 2002, up to an aggregate of 205,000 shares of common stock at an exercise price of $11.86 per share.

The preferred stock was sold to two institutionally managed investment funds in a transaction exempt from registration under Section 4(2) of the 1933 Act and Regulation D promulgated thereunder.

The Company has registered for resale on Form S-3 the common stock issued in the above transactions and the common stock underlying the warrants and the preferred stock.

Cash balances immediately before and after the transaction were $2,671,000 and $7,268,000 respectively. Unaudited account balances on October 18, 1999 for accounts receivable and inventories were $507,000 and $2,079,000 respectively, which combined with the cash balances on October 18, 1999 total $9,854,000. The "current ratio" at October 18, 1999 was 1.34 to 1.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

         5.1  Securities Purchase Agreement (incorporated by reference to
              Exhibit 5.3 to the Company's Form 8-K filed May 28, 1999).



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       International Isotopes Inc.
                                       (Registrant)


                                       By: /s/ Joan Gillett
                                           -------------------------------------
                                           Joan Gillett, CPA
                                           Chief Financial Officer

                                       By: /s/ Ira Lon Morgan, Ph.D.
                                           -------------------------------------
                                           Ira Lon Morgan, Ph.D.
                                           Chairman of the Board
Date: October 25, 1999